                                                                    EXHIBIT 99.1


                                        Filed by PSINet Inc.
                                        Pursuant to Rule 425 under the
                                        Securities Act of 1933 and
                                        deemed filed pursuant to Rule 14a-12(b)
                                        and Rule 14d-2(b) of the Securities
                                        Exchange Act of 1934 Commission File
                                        No.: 0-25812

                                        Subject Company: Metamor Worldwide, Inc.
                                        Commission File No.: 0-26970


On March 22, 2000, PSINet Inc. and Metamor Worldwide, Inc. jointly issued the following press release:

PSINET WILL HOST A PRESS BRIEFING BY TELEPHONE MARCH 22, AT 11:00 A.M. U.S. EST. THOSE INTERESTED IN PARTICIPATING SHOULD CALL 1-800-553-0272 NO LATER THAN 10:55 A.M.


FOR PSINET:                                      FOR METAMOR WORLDWIDE
MEDIA CONTACT:          ANALYST CONTACT:         ANALYST CONTACT:               MEDIA CONTACT:
Reid Walker             David Lerch              Kyle Leak                      Catherine Watson
(703) 375-1103          (703) 375-1245           (713) 548-3400                 (713) 548-3400
rwalker@psi.com         lerchd@psi.com           kleak@metamorww.com            cwatson@metamorww.com


                       PSINET TO ACQUIRE METAMOR WORLDWIDE

                   Combination Creates First Fully Integrated
                    Global IP Communications Services Company

HERNDON, VA. AND HOUSTON, TEXAS, MARCH 22, 2000 - PSINet Inc. (Nasdaq: PSIX), the Internet Super Carrier, today announced that it has entered into a definitive agreement whereby it will acquire Metamor Worldwide, Inc. (Nasdaq:
MMWW), a leading provider of information technology (IT) solutions. Metamor, headquartered in Houston, Texas, had 1999 revenues of $577 million and EBITDA of $63 million, and has more than 70 offices, with over 4,500 employees. Once integrated, the move will create a global business focused Internet company equipped to provide turn-key outsourced solutions ranging from web design to managed hosting and applications outsourcing.

The combination also gives PSINet a controlling interest in Metamor's publicly traded e-Business solutions subsidiary - Xpedior Incorporated (Nasdaq: XPDR). Xpedior provides comprehensive e-Business solutions to global companies, government, and emerging digital businesses. The company helps its clients develop new e-Business capabilities, then delivers reliable, end-to-end solutions needed to bring them rapidly to market. Headquartered in Chicago, Xpedior has approximately 1,300 employees.


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The purchase of Metamor is expected to be immediately accretive to PSINet's
EBITDA. The transaction, structured as a tax-free reorganization, has a $1.9 billion purchase price consisting of approximately 39.9 million shares of PSINet common stock. Each share of Metamor will be exchanged for .9 shares of PSINet common stock. The transaction was structured without a collar on the PSINet shares issued to Metamor stockholders.

"eCommerce is an important component of our Internet Super Carrier strategy," said William L. Schrader, PSINet chairman and CEO. "We purchased Transaction Network Services last year to broaden our offerings and services in that area. The acquisition of Metamor Worldwide furthers our plans to move into the applications outsourcing arena and enables us to offer our customers everything they need to do business on the Web. Metamor's services provide an excellent complement to our global hosting capabilities and they bring us a talented and formidable team of consulting professionals that can help with new and existing clients worldwide."

Peter T. Dameris, chairman, president and CEO of Metamor, said, "Joining forces with PSINet significantly broadens Metamor's ability to deliver value to our clients. With the added strength of PSINet's infrastructure and hosting capabilities, Metamor expands our eBusiness, application development and software package service offerings to truly deliver end-to-end solutions. In addition, PSINet will provide increased career development opportunities to our employees."

Metamor has clients ranging from Fortune 1000 to middle market businesses, and offers IT services including eBusiness solutions, package software implementation and integration, custom application development and application outsourcing, including hosting and network integration. The company has four primary business units:

o Enterprise Solutions provides a comprehensive range of enterprise services including eBusiness solutions, enterprise value chain, packaged software solutions, operations outsourcing, customer relationship management, supply chain management, business process transformation, change management, and training and educational services using SAP, PeopleSoft, Oracle and Baan.

o European Solutions provides IT consulting and packaged solutions services, including systems design, document and information management, and scientific, technical and industrial design, with operations in France, Germany, Switzerland and the United Kingdom.

o Global Solutions provides 24-hour, onsite and offsite systems maintenance, application development including eBusiness solutions, systems integration, reverse and re-engineering, and repeatable code generation services. Its technology centers, located in the U.S. and India, connect to each other and customers via a high-speed digital network.


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o    Industry Solutions provides value-added technology applications, eBusiness solutions, process improvement and unique business solutions to customers in specific industry segments, with expertise in telecommunications, financial services, government, and the broader commercial and industrial marketplace.

Completion of the transaction is subject to a number of conditions, including receipt of PSINet and Metamor shareholder approval and certain regulatory approvals. The transaction is expected to be completed by mid 2000.

Headquartered in Herndon, VA, PSINet is an Internet Super Carrier offering global eCommerce infrastructure and a full suite of retail and wholesale Internet services through wholly-owned PSINet subsidiaries. Services are provided on PSINet-owned and operated fiber, satellite, Web hosting and switching facilities providing direct access in more than 800 metropolitan areas in 27 countries on five continents. PSINet information can be obtained by e-mail at info@psi.com, by accessing the Web site at www.psinet.com or by calling in the U.S., 800-799-0676.


                                      # # #

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                                      -4-


A proxy statement/prospectus will be filed by PSINet Inc. ("PSINet") and Metamor Worldwide, Inc. ("MWI") with the Commission as soon as practicable. YOU ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE COMMISSION. THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION THAT YOU SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE MERGER AND RELATED TRANSACTIONS. You may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by PSINet and MWI with the Commission at the Commission's web site at www.sec.gov. The proxy statement/prospectus and other documents filed with the Commission by PSINet may also be obtained free of charge from PSINet by directing a request to PSINet Inc., 510 Huntmar Park Drive, Herndon, Virginia 20170, Attn: Corporate Secretary. In addition, the proxy statement/prospectus and other documents filed with the Commission by MWI may be obtained free of charge from MWI by directing a request to Metamor Worldwide, Inc. at 4400 Post Oak Parkway, Suite 1100, Houston, Texas, 77027.

PSINet and its officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the transactions contemplated by the merger agreement and may have an interest either directly or indirectly by virtue of their security holdings or otherwise. Information regarding such officers and directors is included in PSINet's Definitive Proxy Statement for its 1999 Special Meeting of Shareholders filed with the Commission on August 31, 1999. This document is available free of charge at the Commission's web site at http://www.sec.gov and from PSINet at the address set forth above. MWI and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of MWI with respect to the transactions contemplated by the merger agreement and may have an interest either directly or indirectly by virtue of their security holdings or otherwise. Information regarding such officers and directors is included in MWI's Proxy Statement for its 1999 Annual Meeting of Stockholders filed with the Commission on April 16, 1999. This document is available free of charge at the Commission's web site at http://www.sec.gov and from the MWI at the address set forth above.

The preceding communications contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding the PSINet/MWI merger are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain or meet conditions imposed for governmental approvals for the merger; failure of the PSINet or MWI stockholders to approve the merger; the risk that the PSINet and MWI businesses will not be integrated successfully; and costs related to the merger. You should also give careful consideration to cautionary statements made in PSINet's reports filed with the SEC, especially the section entitled "Forward-Looking Statements" in the "Business-Risk Factors" section of PSINet's Form 10-K for the fiscal year ended December 31, 1999.